UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2015

CorEnergy Infrastructure Trust, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350, Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 31, 2015, the Company announced that the Board of Directors of the Company declared the Company’s 2015 second quarter dividend of $0.135 per share for the Company’s common stock and a 2015 second quarter dividend of $0. 4609375 per depositary share for the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

99.1	Press Release dated July 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: July 31, 2015	By:	/s Rebecca M. Sandring
Rebecca M. Sandring
Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 31, 2015